UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A (Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant  ☐

Filed by a Party other than the Registrant  ☒

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Navigant Consulting, Inc.

(Name of Registrant as Specified in Its Charter)

NCI Restore Growth Committee, LLC

James F. Beedie

William J. McGrath

Martha Wilke Murray

Stephen J. Denari

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Copy to:

Michael Legamaro

DLA Piper LLP (US)

203 North LaSalle Street

Suite 1900

Chicago, Illinois 60601

(312) 368-3410

Payment of Filing Fee (Check the appropriate box):

☒	No Fee Required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

PRELIMINARY COPY DATED MAY 14, 2012

NCI Restore Growth Committee, LLC

May 14, 2012

Dear Fellow Stockholder of Navigant Consulting, Inc.

This Proxy Statement is furnished to stockholders of Navigant Consulting, Inc. (“Navigant”) by NCI Restore Growth Committee, LLC and certain of its associates (the “NCI RGC Group”) and contains important information concerning the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Navigant — please read it carefully. We believe that the Board of Directors of Navigant is not acting in the best interests of Navigant’s stockholders for the reasons discussed herein. We are therefore soliciting your proxy to vote at the Annual Meeting on the following matters:

(1) to elect James F. Beedie, William J. McGrath and Martha Wilke Murray, our three nominees, to serve as directors for three-year terms in opposition to Navigant’s three incumbent directors whose terms expire at the Annual Meeting;

(2) to consider and vote upon a restatement to Navigant’s Certificate of Incorporation to declassify the Board of Directors;

(3) to consider and vote upon Navigant’s 2012 Long-Term Incentive Plan;

(4) to consider and vote upon Navigant’s Annual Incentive Plan;

(5) to consider and vote upon, on an advisory basis, the compensation paid to Navigant’s named executive officers, as disclosed in Navigant’s proxy statement;

(6) to ratify the appointment of KPMG LLP as Navigant’s independent registered public accounting firm for the year 2012;

and to transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of such meeting.

If you have already voted for the incumbent management slate and on the other matters listed above, you have every right to change your vote by submitting a later dated proxy.

WE URGE STOCKHOLDERS TO SUBMIT THE ENCLOSED NCI RESTORE GROWTH PROXY CARD TO HAVE THEIR SHARES VOTED FOR THE ELECTION OF JAMES F. BEEDIE, WILLIAM J. MCGRATH AND MARTHA WILKE MURRAY, FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSALS 5 AND 6.

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED NCI RESTORE GROWTH PROXY CARD.

Thank you for your support, William J. McGrath, Manager NCI Restore Growth Committee, LLC

2012 ANNUAL MEETING OF STOCKHOLDERS

OF

NAVIGANT CONSULTING, INC.

PROXY STATEMENT

of

NCI RESTORE GROWTH COMMITTEE, LLC

JAMES F. BEEDIE

WILLIAM J. MCGRATH

MARTHA WILKE MURRAY

STEPHEN J. DENARI

To Our Fellow Navigant Stockholders:

This Proxy Statement and the accompanying NCI RESTORE GROWTH proxy card are being furnished to stockholders of Navigant Consulting, Inc. (“Navigant” or the “Company”) in connection with the solicitation of proxies by NCI Restore Growth Committee, LLC and certain of its associates (collectively, the “NCI RGC Group,” “we” or “us”), to be used at the 2012 Annual Meeting of Stockholders of Navigant which is scheduled to be held at 10:00 A.M., Central time, on Tuesday, May 22, 2012, at The Chicago Club, 81 East Van Buren Street, Chicago, Illinois 60605, and at any adjournments or postponements thereof (the “Annual Meeting”). This Proxy Statement and the NCI RESTORE GROWTH proxy card are first being furnished to Navigant’s stockholders on or about May 14, 2012.

We believe that the Board of Directors of Navigant is not acting in the best interests of Navigant’s stockholders for the reasons discussed herein. We are therefore soliciting your proxy to vote at the Annual Meeting on the following matters:

Proposal 1: to elect James F. Beedie, William J. McGrath and Martha Wilke Murray, our three nominees (collectively, our “Nominees”), to serve as directors for three-year terms in opposition to Navigant’s three incumbent directors whose terms expire at the Annual Meeting;

Proposal 2: to consider and vote upon a restatement to Navigant’s Certificate of Incorporation to declassify the Board of Directors;

Proposal 3: to consider and vote upon Navigant’s 2012 Long-Term Incentive Plan;

Proposal 4: to consider and vote upon Navigant’s Annual Incentive Plan;

Proposal 5: to consider and vote upon, on an advisory basis, the compensation paid to Navigant’s named executive officers, as disclosed in Navigant’s proxy statement;

Proposal 6: to ratify the appointment of KPMG LLP as Navigant’s independent registered public accounting firm for the year 2012;

and to transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of such meeting.

This Proxy Statement is soliciting proxies to elect James F. Beedie, William J. McGrath and Martha Wilke Murray. The participants in our solicitation intend to vote all of their shares of common stock in favor of our Nominees and will not vote their shares in favor of any of Navigant’s nominees.

JAMES F. BEEDIE, WILLIAM J. MCGRATH AND MARTHA WILKE MURRAY ARE COMMITTED TO ACTING IN THE BEST INTEREST OF ALL STOCKHOLDERS OF NAVIGANT. THIS SOLICITATION IS BEING MADE BY THE NCI RGC GROUP AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF NAVIGANT. WE URGE STOCKHOLDERS TO SUBMIT THE ENCLOSED NCI RESTORE GROWTH PROXY CARD TO HAVE THEIR SHARES VOTED FOR THE ELECTION OF JAMES F. BEEDIE, WILLIAM J. MCGRATH AND MARTHA WILKE MURRAY, FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSALS 5 AND 6.

Each of our Nominees has consented to being named in this Proxy Statement and, if elected, to serve as director. Our Nominees and each of the other Participants (as defined below) have no interest in Navigant other than through the beneficial ownership (if any) of shares of common stock, par value $0.001 per share, of Navigant or other securities (if any) of Navigant as disclosed herein.

IMPORTANT

WE URGE YOU NOT TO SIGN ANY PROXY CARD SENT TO YOU BY NAVIGANT. IF YOU HAVE ALREADY DONE SO, YOU MAY REVOKE THAT PROXY BY DELIVERING A LATER-DATED NCI RESTORE GROWTH PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR BY VOTING IN PERSON AT THE ANNUAL MEETING. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

IF YOU HOLD YOUR STOCK IN STREET-NAME, YOU SHOULD COMPLETE THE NCI RESTORE GROWTH VOTING INSTRUCTION FORM THAT YOU ARE PROVIDED BY YOUR BROKER, BANK, CUSTODIAN OR OTHER NOMINEE AND RETURN IT AS REQUESTED. SEE “QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION, VOTING AND PROXY PROCEDURES” BELOW.

According to the proxy statement of Navigant for the Annual Meeting filed with the Securities and Exchange Commission (“Navigant’s Proxy Statement”), only holders of record of Navigant’s common stock, par value $0.001 per share, as of the close of business on March 26, 2012 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. According to Navigant’s Proxy Statement, as of the Record Date, there were outstanding 51,858,801 shares of common stock of Navigant. Stockholders of record at the close of business on the Record Date will be entitled to one vote at the Annual Meeting for each share of common stock of Navigant held on the Record Date.

As of the Record Date, the Participants beneficially owned an aggregate of 7,600 shares of common stock of Navigant. The Participants intend to vote such shares FOR the election of James F. Beedie, William J. McGrath and Martha Wilke Murray, FOR Proposals 2, 3 and 4 and AGAINST Proposals 5 and 6.

WE URGE YOU TO VOTE YOUR SHARES AT THE ANNUAL MEETING FOR THE ELECTION OF JAMES F. BEEDIE, WILLIAM J. MCGRATH AND MARTHA WILKE MURRAY, FOR PROPOSALS 2, 3 AND 4 AND AGAINST PROPOSALS 5 AND 6. PLEASE SIGN, DATE AND RETURN THE NCI RESTORE GROWTH PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

TABLE OF CONTENTS

BACKGROUND TO THE SOLICITATION

On December 23, 2011, Stephen J. Denari sent a notice of nomination letter to Navigant stating his intention to seek to nominate James F. Beedie, William J. McGrath and Martha Wilke Murray for election to the Board of Directors of Navigant at the Annual Meeting (James F. Beedie, William J. McGrath, Martha Wilke Murray and Stephen J. Denari are sometimes referred to herein collectively as the “Participants”). This notice was delivered to the Company prior to the deadline for the submission of director nominations by stockholders at the Annual Meeting in accordance with Navigant’s By-Laws. This notice complied with the information requirements relating to director nominations by stockholders at the Annual Meeting in accordance with Navigant’s
By-Laws. Other than delivery of a questionnaire concerning qualification to serve as directors of Navigant, our Nominees have not been contacted by Navigant regarding our Nominees’ rationale for running for election to the Board of Directors or our Nominees’ ability to serve the stockholders of Navigant.

Our Nominees will not receive any compensation from any of the Participants for their services as directors of Navigant. There are no arrangements for understandings between the other Participants in our solicitation and any of our Nominees pursuant to which the nomination of our Nominees described herein is to be made, other than the consent by each of our Nominees to be named in this Proxy Statement and to serve as a director of Navigant if elected as such at the Annual Meeting.

On May 2, 2012, we filed our initial preliminary proxy statement with the Securities and Exchange Commission pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended.

QUESTIONS AND ANSWERS ABOUT THIS PROXY SOLICITATION, VOTING AND PROXY PROCEDURES

Who is making this Solicitation?

The participants in this solicitation consist of NCI Restore Growth Committee, LLC, a Delaware limited liability company, James F. Beedie, William J. McGrath, Martha Wilke Murray and Stephen J. Denari. This solicitation is not being made by the Board of Directors or management of Navigant.

Following submission of the notice of nomination letter seeking to elect our Nominees to the Navigant Board of Directors, we reviewed Navigant’s Form 8-K filed on February 2, 2012 (which reported preliminary unaudited financial results for the fourth quarter and year ended December 31, 2011), Navigant’s Form 10-K filed on February 17, 2012 (which reported audited financial results for the year ended December 31, 2011), Navigant’s Form 8-K filed on April 26, 2012 (which reported preliminary unaudited financial results for the first quarter ended March 31, 2012) and Navigant’s Form 10-Q filed on April 27, 2012 (which reported unaudited financial results for the first quarter ended March 31, 2012). Our comprehensive review led us to conclude that it is time for new leadership on the Navigant Board of Directors.

What matters am I being asked to vote on?

We are soliciting your proxy to vote as follows on the following matters at the Annual Meeting of Stockholders:

Proposal 1 — Election of Directors

We are soliciting your proxy to vote “FOR” the election of James F. Beedie, William J. McGrath and Martha Wilke Murray to serve as directors on the Board of Directors of Navigant, each to hold office until Navigant’s annual meeting of stockholders to be held in 2015 and until such director’s successor is duly elected and qualified, in opposition to Navigant’s three incumbent directors whose terms expire at the Annual Meeting.

If you submit the NCI RESTORE GROWTH proxy card and make no indication with respect to the election of directors, your proxy will be voted “FOR” James F. Beedie, William J. McGrath and Martha Wilke Murray.

Proposal 2 — Restated Certificate of Incorporation to Declassify Board of Directors

We are soliciting your proxy to vote “FOR” Navigant’s Restated Certificate of Incorporation to declassify the Board of Directors.

If you submit the NCI RESTORE GROWTH proxy card and make no indication with respect to Proposal 2, your proxy will be voted “FOR” Proposal 2.

Proposal 3 — Navigant 2012 Long-Term Incentive Plan

We are soliciting your proxy to vote “FOR” the Navigant 2012 Long-Term Incentive Plan.

If you submit the NCI RESTORE GROWTH proxy card and make no indication with respect to Proposal 3, your proxy will be voted “FOR” Proposal 3.

Proposal 4 — Navigant Annual Incentive Plan

We are soliciting your proxy to vote “FOR” the Navigant Annual Incentive Plan.

If you submit the NCI RESTORE GROWTH proxy card and make no indication with respect to Proposal 4, your proxy will be voted “FOR” Proposal 4.

Proposal 5 — Advisory Vote on Executive Compensation

We are soliciting your proxy to vote “AGAINST” Navigant’s advisory vote on the compensation of Navigant’s named executive officers.

If you submit the NCI RESTORE GROWTH proxy card and make no indication with respect to Proposal 5, your proxy will be voted “AGAINST” Proposal 5.

Proposal 6 — Ratification of the Appointment of Independent Registered Public Accounting Firm

We are soliciting your proxy to vote “AGAINST” Navigant’s proposal to ratify the appointment of KPMG LLP as Navigant’s independent registered public accounting firm for the year 2012.

If you submit the NCI RESTORE GROWTH proxy card and make no indication with respect to Proposal 6, your proxy will be voted “AGAINST” Proposal 6.

In addition, if you sign and return the accompanying NCI RESTORE GROWTH proxy card, the proxy holders are authorized to vote in their discretion upon such other matters which the Participants do not know, a reasonable time before the solicitation, are to be presented at the Annual Meeting or any adjournments or postponements thereof.

What is the recommendation of the NCI RGC as to how I should vote?

We recommend you submit the NCI RESTORE GROWTH proxy card to have your shares voted at the Annual Meeting FOR the election to the Navigant Board of Directors of James F. Beedie, William J. McGrath and Martha Wilke Murray, FOR Proposals 2, 3 and 4 and AGAINST Proposals 5 and 6.

What do I need to do now?

This Proxy Statement contains important information about Navigant, our Nominees, Proposals 2, 3, 4, 5 and 6, the Participants and our solicitation. We urge you to read this Proxy Statement carefully, including its annexes. After carefully reading and considering the information set forth in this Proxy Statement, please submit the NCI RESTORE GROWTH proxy card to have your shares of common stock held on the Record Date voted at the Annual Meeting, or provide proper voting instructions with respect to such shares to your broker, bank, custodian or other nominee, as soon as possible so that your common stock will be represented and voted at the Annual Meeting.

Who is entitled to vote at the Annual Meeting?

According to Navigant’s Proxy Statement, Bylaws and applicable law, holders of shares of Navigant’s common stock at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting. Each share of common stock outstanding on the Record Date is entitled to one vote on each matter presented at the Annual Meeting.

Only holders of record as of the close of business on the Record Date will be entitled to vote. If you were a stockholder of record on the Record Date, you will retain your voting rights at the Annual Meeting even if you sell such shares after the Record Date. Accordingly, it is important that you vote the shares held by you on the Record Date, or grant a proxy to vote such shares on the NCI RESTORE GROWTH proxy card, even if you sell such shares after the Record Date.

How do I vote my shares if I am a stockholder of record?

As explained in the detailed instructions on your NCI RESTORE GROWTH proxy card, if you are a stockholder of record, you may submit your proxy by mail or in person at the Annual Meeting. To submit your proxy by mail, sign, date and return the enclosed NCI RESTORE GROWTH proxy card in the enclosed postage-paid envelope. Alternatively, you can attend the Annual Meeting and vote in person. Written ballots will be distributed to stockholders who wish to vote in person at the Annual Meeting. To ensure that your shares are voted, we recommend that you submit the enclosed NCI RESTORE GROWTH proxy card even if you plan to attend the Annual Meeting in person.

How do I vote shares that I hold through a broker, bank, custodian or other nominee?

If you hold shares through someone else, such as a broker, bank, custodian or other nominee (also known as holding shares in “Street-name”), you will receive voting material from that firm. Please complete the NCI RESTORE GROWTH voting instruction form and return it as requested by your custodian.

If you hold your shares in Street-name, you will not be able to vote in person at the Annual Meeting unless you have previously requested and obtained a “legal proxy” from your broker, bank, custodian or other nominee and present it at the Annual Meeting.

What do I do if I receive a White proxy card from Navigant?

We urge you not to return any White proxy card that Navigant’s Board of Directors may send you. If you submit a proxy to us by signing and returning the enclosed NCI RESTORE GROWTH proxy card or by following the instruction on the NCI RESTORE GROWTH proxy card to submit a proxy by returning a later-dated White card will have the effect of revoking your earlier proxy. Only your latest-dated proxy will be counted at the Annual Meeting.

If you have already sent a White proxy card to Navigant for the matters to be voted on, you may revoke it and have your shares voted at the Annual Meeting “FOR” the election of James F. Beedie, William J. McGrath and Martha Wilke Murray, “FOR” Proposals 2, 3 and 4 and, “AGAINST” Proposals 5 and 6 by signing, dating and returning the enclosed NCI RESTORE GROWTH proxy card. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

What happens if I fail to instruct my broker, bank, custodian or other nominee?

If you hold your shares in Street-name through a broker, bank or other custodian, only the broker, bank, custodian or other nominee can vote your shares. In order to ensure that your shares are voted at the Annual Meeting, you must give specific instructions regarding how to vote your shares.

If you do not give specific instructions regarding how to vote your shares, the broker, bank, custodian or other nominee may not exercise their discretion to vote your shares with respect to the election of directors or any of the Proposals. As a result, we strongly urge you to give specific instruction regarding how to vote your shares by completing the NCI RESTORE GROWTH voting instruction form provided to you by your custodian and returning it as requested by the firm.

What happens if I return a signed proxy without voting instructions?

All valid proxies received prior to the Annual Meeting will be voted. If you specify a choice with respect to any item by marking the appropriate box on the proxy card, your shares will be voted in accordance with that specification.

If you executed your NCI RESTORE GROWTH proxy but failed to provide specific instructions on how to vote, your common stock will be voted (i) FOR the election of each of James F. Beedie, William J. McGrath and Martha Wilke Murray, (ii) FOR Proposals 2, 3 and 4, (iii) AGAINST Proposals 5 and 6, and (iv) in the proxy holder’s discretion as to other matters which the Participants do not know, a reasonable time before the solicitation, are to be presented at the Annual Meeting.

What is the quorum for the Annual Meeting?

According to Navigant’s Bylaws and applicable law, a majority of shares of common stock of Navigant entitled to vote, present in person or represented by proxy at the Annual Meeting shall constitute a quorum. “Withhold authority” votes, “abstentions” and “broker non-votes” will be counted as present and entitled to vote for purposes of determining a quorum. A “withhold authority” vote is a stockholder’s vote to withhold authority to cast a vote “for” the election of one or more director nominees. An “abstention” represents an affirmative choice to decline to vote on a proposal other than the election of directors. A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power under applicable law with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner. There will not be any broker non-votes with respect to the election of directors and Proposals 2, 3, 4, 5 and 6.

What is the vote required to approve matters at the Annual Meeting? What is the effect of abstentions and broker non-votes?

According to Navigant’s Bylaws and applicable law:

Proposal 1: Directors will be elected by the vote of a plurality of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. Accordingly, the three director nominees receiving the most “for” votes will be elected as directors at the Annual Meeting even if the number of votes cast “for” any such nominee’s election does not exceed the number of votes cast “against” any such nominee’s election.

Proposal 2: The proposed restatement of Navigant’s Certificate of Incorporation to declassify the Board of Directors will be adopted by stockholders if the holders of at least two-thirds of the outstanding shares of Navigant common stock vote “for” the proposal.

Proposal 3: The Navigant Consulting, Inc. 2012 Long-Term Incentive Plan will be approved by stockholders if a majority of the outstanding shares entitled to vote, present in person or represented by proxy at the Annual Meeting, vote “for” the proposal.

Proposal 4: The Navigant Consulting, Inc. Annual Incentive Plan will be approved by stockholders if a majority of the outstanding shares entitled to vote, present in person or represented by proxy at the Annual Meeting, vote “for” the proposal.

Proposal 5: The compensation paid to the named executive officers, as disclosed in this Proxy Statement, will be approved, on an advisory basis, by Navigant stockholders if a majority of the outstanding shares entitled to vote, present in person or represented by proxy at the Annual Meeting, vote “for” the proposal.

Proposal 6: The appointment of the independent registered public accounting firm for the year 2012 will be ratified if a majority of the outstanding shares entitled to vote, present in person or represented by proxy at the Annual Meeting, vote “for” the proposal.

Abstentions and broker non-voles will have no effect on the election of directors, as they will not be counted as votes either “for” or “against” a nominee’s election. Abstentions and broker non-votes will have the effect of a vote “against” the remaining proposals.

If you are a street-name shareholder and you do not instruct your broker or other nominee how to vote your shares, your broker or other nominee may, in its discretion, leave your shares unvoted or vote your shares on routine matters. The proposal to ratify the appointment of KPMG LLP as Navigant’s independent registered public accounting firm for 2012 is the only routine matter being voted on at the Annual Meeting and, therefore, may be voted by your broker or other nominee in its discretion.

Who may attend and vote at the Annual Meeting?

All Navigant stockholders of record as of the Record Date may attend and vote at the Annual Meeting. If you hold your stock in Street-name, you will need to bring a copy of a brokerage statement, proxy or letter from your broker or other nominee confirming ownership of Navigant’s common stock and of the close of business on March 26, 2012.

Should I submit a proxy even if I plan to attend the Annual Meeting?

Whether or not you plan to attend the Annual Meeting, we urge you to submit promptly the NCI RESTORE GROWTH proxy card to ensure that your shares are voted. Returning the enclosed NCI RESTORE GROWTH proxy card by mail will not affect your right to attend the Annual Meeting and vote in person.

How do I revoke a proxy?

If you are a stockholder of record, you may revoke or change your proxy instructions at any time prior to the vote at the Annual Meeting by:

•	submitting a properly executed, subsequently dated NCI RESTORE GROWTH proxy card that will revoke all prior proxy cards, including any White proxy cards which you may have submitted to Navigant;

•	attending the Annual Meeting and withdrawing your proxy by voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy); or

•	delivering written notice of revocation to the Secretary of Navigant at 30 S. Wacker Drive, Suite 3550, Chicago, Illinois 60606, Attention: Corporate Secretary.

If you hold your stock in Street-name, and you submit proxy instructions, you may later revoke your proxy instructions by informing the holder of record in accordance with that holder’s procedures. If you hold your stock in Street-name, you may also attend and vote in person at the Annual Meeting, but only if you obtain a “legal proxy” from your broker, bank, custodian or other nominee.

IF YOU PREVIOUSLY SIGNED AND RETURNED A WHITE PROXY CARD TO NAVIGANT, WE URGE YOU TO REVOKE IT BY (1) SIGNING, DATING AND RETURNING THE NCI RESTORE GROWTH PROXY CARD, (2) ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON OR (3) DELIVERING A WRITTEN NOTICE OF REVOCATION TO THE SECRETARY OF NAVIGANT. ONLY YOUR LATEST DATED PROXY FOR THE ANNUAL MEETING WILL COUNT AT THE ANNUAL MEETING.

IF YOU HOLD YOUR STOCK IN STREET-NAME AND YOU PREVIOUSLY RETURNED A PROXY CARD TO YOUR BROKER, BANK, CUSTODIAN OR OTHER NOMINEE, WE URGE YOU TO REVOKE IT BY (1) INFORMING THE HOLDER OF RECORD IN ACCORDANCE WITH THAT HOLDER’S PROCEDURES OR (2) OBTAINING A “LEGAL PROXY” FROM YOUR BROKER, BANK, CUSTODIAN OR OTHER NOMINEE AND ATTENDING THE ANNUAL MEETING AND VOTING IN PERSON.

PROPOSAL 1 — ELECTION OF DIRECTORS — VOTE FOR THE ELECTION OF

JAMES F. BEEDIE, WILLIAM J. MCGRATH AND MARTHA WILKE MURRAY

According to Navigant’s Proxy Statement, the Board of Directors of Navigant is currently composed of nine directors divided into three classes serving three-year terms, with one class of directors elected by stockholders annually. According to Navigant’s Proxy Statement, three directors’ terms will expire at the Annual Meeting.

We are seeking your support at the Annual Meeting to elect James F. Beedie, William J. McGrath and Martha Wilke Murray as directors in opposition to the three incumbent directors of Navigant. Each of James F. Beedie, William J. McGrath and Martha Wilke Murray is independent from Navigant in accordance with the Securities and Exchange Commission (“SEC”) and New York Stock Exchange rules regarding director independence. Each of our Nominees has consented to serve as a director of Navigant, if elected, and to be named in this Proxy Statement as a nominee for election to the Board of Directors of Navigant. Our Nominees, if elected, would serve a three-year term as directors and hold office until the 2015 annual meeting of stockholders and until a successor has been duly elected and qualified. Background information about each of our Nominees is set forth below.

Our Nominees

Set forth below are the name, age, business address, present principal occupation and employment and material occupations, positions, offices, or employments for at least the last ten years of each of our Nominees. This information has been furnished to the NCI Restore Growth Committee, LLC by our Nominees.

James F. Beedie: age 63; current occupation: Chairman of JFB Hart Coatings, Inc., an industrial paint and coatings company (since 1999); address where performs current occupation: 5337 Maplewood Place, Downers Grove, Illinois 60515; employment history: Peterson Consulting, L.L.C. — Chairman (1994-1999),

President & Chief Executive Officer (1980-1994); education: Memphis State University, Bachelor of Business Administration; directorships: Peterson Consulting, L.L.C. (1980-1999).

We believe that Mr. Beedie is qualified to serve as a director of Navigant for reasons including his 35 years of business experience, including 25 years of experience in the consulting industry. Mr. Beedie was co-founder and served as President, CEO, Chairman and Director of Peterson Consulting, L.L.C., the largest consulting firm acquired by Navigant in 1998, and is an independent investor. This experience allows him to offer valuable insight and advice with respect to Navigant’s growth strategy and strategies for increasing revenues and reducing costs in the consulting industry.

William J. McGrath: age 68; current occupation: Managing Director of Nimbus Strategies LLC, a strategy, restructuring and consulting company (since July 2011), Principal of Kinsale Capital Partners, LLC, a merchant bank (since November 2011), and President of William J. McGrath PC; address where performs current occupation: 11 South LaSalle Street, Suite 1710, Chicago, IL 60603; employment history: McDermott, Will & Emery LLP, Capital Partner, law firm (1980-2011), McDermott, Will & Emery, Attorney (1970-1980); Glencoe Capital Partners III L.P., Managing Director, private equity firm (2000-2007); Stockwell Capital, LLC, Investment Committee Member, private equity firm (2001-2007); Glencoe Capital, LLC, Vice Chairman (2000-2007), Investment Committee Member (1999-2007); education; Harvard University, Juris Doctor; Loyola University Chicago, Masters in Arts; John Carroll University, Bachelor of Arts; directorships: Bowe Bell + Howell Company; Doane Agricultural Services Company; Hobart-McIntosh Paper Company; Rimrock Corporation; Soft Sheen Products, Inc.; Tomy Corporation.

We believe that Mr. McGrath is qualified to serve as a director of Navigant for reasons including his experience in the corporate and finance legal industry, including service in several management roles with a large international law firm, his experience as a private equity principal with funds that invested over $1.2 billion of capital, his experience living and working in China from 2007 through 2010, and his current occupation at a strategic, restructuring and consulting firm. This experience allows him to offer valuable insight and advice with respect to Navigant’s business, acquisition and finance strategies. In addition, with past experience as a director of a several companies, Mr. McGrath has an understanding of the requirements of serving on a board of directors.

Martha Wilke Murray: age 52; current occupation: Private Investor (since 2000); Co-Founder of West 85th LLC, sports (Baylinks Golf) and entertainment (Cool Heat Music) business (since January 2010); Advisor at JFB Hart Coatings, Inc. (since 2012); address where performs current occupation: 287 Woodhill Road, Newtown, PA 18940 and 8 Pheasant Run, Newtown, PA 18940; employment history: Navigant Consulting - Executive Managing Director and then Special Advisor to the Office of the Chief Executive of Navigant on significant strategic and growth initiatives (1998-2000); Peterson Consulting, L.L.C. - President & Chief Executive Officer, Director (1995-1998); Peterson Consulting, L.L.C. - Various Consulting and Management Positions (1982-1995); education: University of Wisconsin, Bachelor of Science in Business Administration.

We believe that Ms. Murray is qualified to serve as a director of Navigant for reasons including her 18 years of experience in the consulting industry, including the role of President, CEO and Director of Peterson Consulting, L.L.C., the largest consulting firm acquired by Navigant in 1998. In addition, she has served as Executive Managing Director of Navigant and as special advisor to the Office of the Chief Executive of Navigant on significant strategic and growth initiatives until 2000. She has been a member of the Committee of 200 Executive Women’s Group since 1998, attending and speaking at numerous seminars. Her years of experience in consulting, advising and investing allow her to offer valuable insight and advice with respect to Navigant’s growth strategy and strategies for increasing revenues and reducing costs in the consulting industry.

Our Nominees will not receive any compensation from any of the Participants for their services as directors of Navigant. None of the Nominees has received any compensation from Navigant during Navigant’s last completed fiscal year. Other than as stated herein, there are no arrangements or understandings between the other Participants in our solicitation and any of our Nominees or any other person or persons pursuant to which the nomination of our Nominees described herein is to be made, other than the consent by each of our Nominees to be named in this Proxy Statement and to serve as a director of Navigant if elected as such at the Annual Meeting. Neither of our Nominees nor any of their associates is a party adverse to Navigant or any of its subsidiaries or has a material interest adverse to Navigant or any of its subsidiaries in any material pending legal proceedings.

Our Reasons for Supporting Our Nominees

We believe that our Nominees are highly qualified and experienced and will bring to the Navigant Board of Directors a firm commitment to corporate governance and positioning Navigant for increasing returns to stockholders. Our Nominees have the stockholder orientation and focus and financial and operational expertise to improve oversight of management, hold management accountable and enhance corporate governance. Each of our Nominees understands the role a board of directors is to set the direction for the management of a company and hold management accountable for executing on board-approved strategic plans. If elected, our Nominees will be strong advocates for changes necessary to position Navigant for future growth and enhanced stockholder value.

Our Nominees are Committed to Creating Value for All Stockholders

We are interested in enhancing the value of the Navigant common stock for the benefit of all stockholders. Neither the NCI RGC nor any of our Nominees has any current affiliation or commercial dealings with Navigant, its management or any member of the Navigant.

Our Nominees, if elected, will advocate for the exploration of all alternatives to create stockholder value and a comprehensive strategic review of opportunities available to Navigant. These alternatives and opportunities may relate to: (1) restarting Navigant’s growth initiative based on a more sustainable model instead of relying on borrowing and increasing “goodwill”; (2) refocusing Navigant’s efforts to bolster its international presence and global delivery capability; (3) paying a dividend to Navigant’s stockholders as soon as excess debt can be reduced; (4) realigning Navigant’s compensation to executives to reflect Navigant’s performance; and (5) reevaluating and writing-off Navigant’s goodwill where appropriate (please see Form 10-K, Notes to Consolidated Financial Statements, Note 2 “Acquisitions” at pages F-12 and F-13, and Note 5 “Goodwill and Intangible Assets, Net” at pages F-17 through F-20). Our Nominees do not have pre-determined, specific plans with respect to the alternatives and opportunities. Instead, our Nominees, if elected, will review information available to directors with fresh viewpoints and work to implement strategic alternatives designed to create stockholder value.

We Believe That it is Time for Change

We believe that it is time for change on the Navigant Board and that it would benefit from the fresh viewpoints and new energy that our Nominees would bring to the Navigant Board. With no prior decisions to justify, our Nominees will not hesitate to propose, if warranted, changes in the way that business and policies have been conducted in the past. Our Nominees will ask tough questions and work tirelessly with the other members of the Navigant Board to take steps to improve corporate governance and create stockholder value.

According to Navigant’s Proxy Statement, the total compensation paid to each of Navigant’s non-employee directors exceeded $220,000. Our Nominees, if elected, will advocate to significantly reduce the compensation paid to non-employee directors. Employee directors are not compensated for their service on the Board or any of its committees.

We also believe that it is time for change on the Navigant Board because of the following recent events: Navigant’s growth strategy has not been successful; Navigant’s non-current liabilities and goodwill continue to increase; analysts have highlighted alarming trends in Navigant’s operating results; the Executive Chairman of Navigant has instituted a plan to sell Navigant shares; executive compensation has increased despite stockholder disapproval; a stockholder derivative lawsuit has been filed against the Navigant Board and certain officers of Navigant for breach of fiduciary duty and unjust enrichment; and the Navigant Board continues to compensate non-employee directors at levels that we believe are excessive in light of Navigant’s operating results.

In September 2011, William Goodyear, Navigant’s CEO at that time, announced that the company would no longer pursue acquisitions and instead would rely on organic growth. In April 2012, the current CEO, Julie Howard, reaffirmed on an investor conference call that the company was abandoning ways to grow other than organically. Navigant has not disclosed its reasons for abandoning the strategy, but we believe that the strategy is being abandoned because it is flawed, in that it relies on increasing debt and increasing goodwill to generate revenues, as demonstrated in the following table, but has in fact resulted in stagnation. During the most recent 5 year and 1 quarter period from January 1, 2007 through March 31, 2012, goodwill increased by approximately $1.25 and non-current liabilities increased by approximately $1.30 for every $1.00 of net profit recorded during that 21 quarter period.

NCI Company Information1

$ in Millions (except Non-Management Director Compensation)

	December 31, 2006	December 31, 2007	December 31, 2008	December 31, 2009	December 31, 2010	December 31, 2011	6 Year Average
Revenue	$681.70	$767.10	$810.60	$707.20	$703.70	$784.70	$742.50
FTE 12/31	1871	1944	1931	1666	1779	1882	1846
FTE Average	1759	1962	1926	1797	1687	1818	1825

Net Income	$53.00	$33.40	$40.10	$21.90	$24.10	$41.10	$35.60
Stockholder Equity	$365.80	$342.80	$365.80	$418.80	$460.70	$513.70
Good Will	$359.70	$430.70	$463.10	$485.10	$561.00	$570.20
Non-current Liabilities	$36.00	$309.40	$296.10	$268.00	$252.70	$205.20

Share Price-Hi	$23.28	$21.60	$21.78	$15.46	$15.10	$11.99	$18.20
Share Price-Lo	$17.45	$12.12	$11.19	$11.07	$8.32	$8.52	$11.45
							5 Year Aggregate
Non-Management Director Compensation		$774,979	$900,745	$1,758,790	$1,494,572	$1,600,950	$6,530,036

Note: Non-current liabilities increased to $262.7 million for the quarter ended March 31, 2012. 2

In a recent article, an analyst observed certain trends occurring with respect to Navigant, namely that DSO, the number of days’ worth of sales owed to the company, increased in the first quarter of 2012 compared to the first quarter of 2011 and that accounts receivable appeared to be growing more quickly than revenue. We believe that these trends, coupled with the stagnant price of Navigant shares, increasing debt and goodwill, and decreasing stockholder equity (net of goodwill), support our belief that Navigant’s strategy is flawed.

On May 2, 2012, William Goodyear, Executive Chairman of the Navigant Board and former CEO of Navigant, implemented a trading plan in accordance with Rule 10b5-1 of the Securities and Exchange Act of 1934, as amended. Although Navigant’s disclosure of the trading plan indicates that Mr. Goodyear adopted the trading plan for individual investment diversification and financial planning purposes, we believe that the implementation of the trading plan by Mr. Goodyear is an additional indication that Navigant’s strategy is flawed. Out of all the directors and executive officers of Navigant, Mr. Goodyear is currently the largest stockholder.

At the 2011 Annual Meeting of Stockholders, 55% of the voting Navigant stockholders voted against the compensation paid to executive officers in 2010. Notwithstanding the stockholder vote, the Navigant Board approved the 2010 executive compensation as set forth in Navigant’s proxy statement for the 2011 Annual Meeting. Furthermore, Navigant increased executive compensation in 2011 and is asking stockholders to approve it at the 2012 Annual Meeting.

In January 2012, a stockholder initiated a stockholder derivative action against the Navigant Board and certain officers of Navigant in the United States District Court in the Northern District of Illinois for breach of their fiduciary duties to Navigant and unjust enrichment. The complaint alleges that the Navigant Board did not act in the best interests of Navigant stockholders when it approved the 2010 executive compensation considering that Navigant posted a negative 38.1% stockholder return in 2010 and that its share price fell by more than 55%, its earnings per share dropped by 50% and its net income dropped from $53 million to $24 million from 2006 to 2010. We note that Navigant failed to disclose the existence of this lawsuit in its proxy statement, annual report or most recently filed quarterly report, which we believe is relevant to a stockholder’s decision whether to vote for Proposal 5 or to elect defendant directors Pond, Gildehaus and Glassman.

During the five-year period beginning in 2007 and ending in 2011, Navigant paid its non-employee directors an aggregate of approximately $6.5 million (or approximately $1.00 of non-employee director compensation for each $25 of net income). We believe that this amount is excessive in light of Navigant’s relatively stagnant operating results and increasing debt.

In light of the foregoing events, we believe that the Navigant Board is not acting in the best interests of Navigant’s stockholders and that the leadership of the Board should change.

WE STRONGLY URGE YOU TO VOTE FOR THE ELECTION OF JAMES F. BEEDIE, WILLIAM J. MCGRATH AND MARTHA WILKE MURRAY IN OPPOSITION TO NAVIGANT’S THREE INCUMBENT DIRECTORS WHOSE TERMS EXPIRE AT THE ANNUAL MEETING.

(1)	Data compiled based on information reported in Navigant’s Annual Report on Form 10-K for the Fiscal Years ended December 31, 2006, 2007, 2008, 2009, 2010 and 2011, respectively.
(2)	As reported in Navigant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2012.

PROPOSAL 2 — RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY BOARD OF DIRECTORS

At the Annual Meeting, according to Navigant’s Proxy Statement, stockholders will be asked to vote to approve a restatement to Navigant’s Certificate of Incorporation to declassify the Board of Directors. For more information regarding this proposal, please see the related disclosure in Navigant’s Proxy Statement.

Our Reasons for Urging a Vote FOR this Proposal

We believe that the election of directors is the primary avenue for stockholders to influence corporate governance and to hold management accountable for its implementation of those policies. We believe that annual elections of the entire board promote accountability. They also foster communications between investors and their elected representatives, directors.

The Navigant Board is currently divided into three classes with each director serving a three-year term. Eliminating the classified board would require each director to stand for election annually and would give stockholders an opportunity to register their views on the performance of the board collectively and on each director individually every year.

We believe that the annual election of directors is one of the best methods available to stockholders to ensure that Navigant will be managed in a manner that is in their interests.

Accordingly, we urge you to vote FOR the declassification of Navigant’s Board of Directors in order to improve director accountability.

WE STRONGLY URGE YOU TO VOTE FOR PROPOSAL 2.

PROPOSAL 3 — NAVIGANT 2012 LONG-TERM INCENTIVE PLAN

At the Annual Meeting, according to Navigant’s Proxy Statement, stockholders of Navigant will be asked to vote to approve the Navigant 2012 Long-Term Incentive Plan (the “2012 Plan”). For more information regarding this proposal, please see the related disclosure in Navigant’s Proxy Statement.

Our Reasons for Urging a Vote FOR this Proposal

In the event that the stockholders fail to approve the 2012 Plan, Navigant will be required to make significant cash payments to certain of its employees. As such, we believe that it is important that the stockholders approve the 2012 Plan. Our Nominees, if elected to the Board, will seek to make sure that the Board properly structures stock-based incentive programs that balance the need for employee incentives with the potential overall dilution to stockholders. This involves monitoring the number of equity awards made each year, as well as structuring such awards with appropriate time and performance vesting criteria. Specific adjustments to

Navigant’s stock-based incentive programs to be recommended by our Nominees, if elected, will be based on our Nominees’ review of relevant information available to directors, including reports by compensation consultants, and discussions with other Navigant directors.

WE STRONGLY URGE YOU TO VOTE FOR PROPOSAL 3.

PROPOSAL 4 – NAVIGANT ANNUAL INCENTIVE PLAN

At the Annual Meeting, according to Navigant’s Proxy Statement, stockholders will be asked to vote to approve the Navigant Annual Incentive Plan. For more information on this proposal, please see the related disclosure in Navigant’s Proxy Statement.

Our Reasons for Urging a Vote FOR this Proposal

We believe that it is important that officers and employees of Navigant are compensated in the event that they attain performance goals that materially increase value for Navigant stockholders. As such, we believe that it is important that the stockholders approve Navigant’s Annual Incentive Plan. Our Nominees, if elected to the Board, will conduct a thorough review of the Annual Compensation Plan with a view of confirming that Navigant incentivizes its employees in a manner bases awards on increased value to stockholders. Specific adjustments to Navigant’s incentive programs to be recommended by our Nominees, if elected, will be based on our Nominees’ review of relevant information available to directors, including reports by compensation consultants and discussions with other Navigant directors.

WE STRONGLY URGE YOU TO VOTE FOR PROPOSAL 4.

PROPOSAL 5 — ADVISORY VOTE ON THE COMPENSATION OF NAVIGANT’S NAMED EXECUTIVE OFFICERS

At the Annual Meeting, according to Navigant’s Proxy Statement, stockholders of Navigant will be asked to vote on an advisory basis on the compensation of Navigant’s named executive officers. For more information regarding this proposal, please see the related disclosure in Navigant’s Proxy Statement.

Our Reasons for Urging a Vote AGAINST this Proposal

We have several concerns with Navigant’s executive compensation program. A 29-page description of the current provisions for Navigant’s executive and director compensation is provided in the Company’s proxy statement at pages 15 – 42 and 45. These concerns include that the program fails to align compensation with performance and overall stockholder return. In addition, we believe that executive compensation has not been appropriately benchmarked against peer companies. Our nominees, if elected to the Board, will commission an extensive and comprehensive review of Navigant’s executive compensation practices, with the goal of developing and implementing a program that aligns executive compensation with Navigant stockholder return.

WE STRONGLY URGE YOU TO VOTE AGAINST PROPOSAL 5.

PROPOSAL 6 — RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, according to Navigant’s Proxy Statement, stockholders of Navigant will be asked to ratify the appointment of KPMG LLP as Navigant’s independent registered public accounting firm for the year ended 2012. For more information regarding this proposal, please see the related disclosure in Navigant’s Proxy Statement.

Our Reasons for Urging a Vote AGAINST this Proposal

KPMG LLP has served as Navigant’s independent registered public accounting firm for a long period. We believe that it is time for Navigant to interview and select a new accounting firm. As such, our nominees, if elected to the Board, will seek to appoint new auditors that will be charged with conducting an extensive review of Navigant’s accounting systems and, in particular, its accounting treatment for acquisitions and goodwill. Our nominees will weigh the recommendations and findings of new auditors in overseeing Navigant’s accounting policies.

WE STRONGLY URGE YOU TO VOTE AGAINST PROPOSAL 6.

OTHER PROPOSALS

We know of no other business to be presented at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that the persons named on the enclosed NCI RESTORE GROWTH proxy card will vote that proxy on such other matters in accordance with their discretion.

PARTICIPANTS IN SOLICITATION OF PROXIES

The participants in our solicitation of proxies from stockholders of Navigant are NCI Restore Growth Committee, LLC, a Delaware limited liability company (“NCI RGC Group”).

The principal business address of NCI RGC Group is c/o Stephen J. Denari, 203 North LaSalle Street, Suite 2017, Chicago, Illinois 60601. The principal business address of Mr. Beedie is 5337 Maplewood Place, Downers Grove, Illinois 60515. The principal business address of Mr. McGrath is 11 South LaSalle Street, Suite 1710, Chicago, Illinois 60603. The principal business address of Ms. Murray is 287 Woodhill Road, Newtown, Pennsylvania 18940. The principal business address of Mr. Denari is 203 N. LaSalle Street, Suite 2017, Chicago, Illinois 60601.

As of the date hereof, the NCI RGC Group may be deemed to indirectly beneficially own 7,600 shares of common stock of Navigant. Mr. McGrath beneficially owns 7,500 shares of common stock of Navigant. During the last two years, neither Mr. Beedie nor Ms. Murray has owned, beneficially or of record, any shares of capital stock of Navigant. Mr. Denari beneficially owns 100 shares of common stock of Navigant.

For information regarding purchase and sales of securities of Navigant by the Participants, including our Nominees, please see Annex A attached hereto.

Other than as stated in this Proxy Statement or in any of the Annexes attached hereto, (i) during the last 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of Navigant; (iii) no Participant owns any securities of Navigant which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of Navigant during the past two years; (v) no part of the purchase price or market value of the securities of Navigant owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangement or understanding with any persons with respect to any securities of Navigant, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profits, divisions of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of Navigant; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Navigant; (ix) no Participant nor any of their associates was a party to any transaction, or series of similar transactions, since the beginning of Navigant’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which Navigant or any of its subsidiaries was or is a party, in which the amount involved exceeds $120,000; (x) no Participant nor any of their associates has any arrangement or understanding with any person with respect to any future employment by Navigant or its affiliates, or with respect to any future transactions to which Navigant or any of its affiliates will or may be a party; and (xi) no person, including each Participant, who is a party to an arrangement or understanding pursuant to which our Nominees are proposed to be elected, has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted on at the Annual Meeting, other than an interest, if any, as a stockholder of Navigant.

COST AND METHOD OF SOLICITATION

Solicitation of proxies pursuant to this Proxy Statement shall be made by the Participants by mail, personal contact, telephone, facsimile or other electronic means. The NCI RGC Group will bear the cost of our solicitation, which we estimate will be $50,000. To date, we estimate that we have incurred costs of $20,000 in connection with our solicitation.

The NCI RGC Group intends to seek reimbursement for the costs and expenses associated with the proxy solicitation in the event that any of the Nominees are elected, but does not intend to submit the issue of reimbursement to a vote of security holders.

STOCKHOLDER PROPOSALS

According to Navigant’s Proxy Statement, any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for presentation at Navigant’s 2013 annual meeting must be received by Navigant by December 4, 2012 (but not before November 4, 2012) to be eligible for inclusion in Navigant’s proxy statement and form of proxy to be distributed by the Board in connection with that meeting. Any such proposal should be mailed to: Navigant Consulting, Inc., 30 S. Wacker Drive, Suite 3550, Chicago, Illinois 60606, Attention: Corporate Secretary.

According to Navigant’s Proxy Statement, for business to be properly brought before an annual meeting by a stockholder, the stockholder must deliver written notice to, or mail such written notice so that it is received by, Navigant’s corporate secretary at Navigant’s principal executive office, not less than 120 nor more than 150 days prior to the first anniversary of the date Navigant’s proxy statement is released to stockholders in connection with the previous year’s election of directors or annual meeting of stockholders, except that if no annual meeting of stockholders or election of directors by consent was held in the previous year, the proposal must be received by Navigant within ten days after Navigant has publicly disclosed the date of the annual meeting in the manner provided in Navigant’s by-laws.

ADDITIONAL INFORMATION

According to Navigant’s Proxy Statement, the mailing address of the principal executive offices of Navigant is 30 S. Wacker Drive, Suite 3550, Chicago, Illinois 60606.

Please see Annex B for information regarding persons who beneficially own more than 5% of Navigant’s shares and the ownership of Navigant shares by the directors and management of Navigant.

As noted in relevant places in this Proxy Statement, certain of the information concerning Navigant contained in this Proxy Statement and the Annexes attached hereto has been taken from, or is based upon, Navigant’s publicly available information, including Navigant’s Proxy Statement. This information consists of the sections in this Proxy Statement entitled:
“Proposal 2 — Restated Certificate of Incorporation to Declassify Board of Directors,” “Proposal 3 — Navigant 2012 Long-Term Incentive Plan,” “Proposal 4 – Navigant Annual Incentive Plan,” “Proposal 5 —Advisory Vote on the Compensation of Navigant’s Named Executive Offices,” Proposal 6 — Ratification of the Appointment of Independent Registered Public Accounting Firm,” and “Annex B,” as well as additional information in this Proxy Statement which is specifically designated as being taken from, or based upon, Navigant’s Proxy Statement. This information is included in this Proxy Statement because it is our understanding that the staff of the Division of Corporation Finance of the SEC interprets the proxy rules under the Exchange Act to require that such information be included in this Proxy Statement. The NCI RGC Group was not involved in the preparation of Navigant’s Proxy Statement, and has not independently verified any of the statements contained Navigant’s Proxy Statement or any of its other filings with the SEC.

NCI RESTORE GROWTH COMMITTEE, LLC JAMES F. BEEDIE WILLIAM J. MCGRATH MARTHA WILKE MURRAY STEPHEN J. DENARI

Date: May 14, 2012

ANNEX A — SUMMARY OF PURCHASES AND

SALES OF SECURITIES OF NAVIGANT

The following list indicates the date of each purchase and sale of common stock of Navigant within the past two years, made by the Participants, as well as the quantity of shares and aggregate U.S. dollar amount in each such purchase and sale.

	Trade Date	Quantity of Shares	U.S. Dollar Amount	Party to the Transaction
Purchases:
	12/28/2011	5,600	$63,840.00	William J. McGrath
	12/28/2011	1,900	$21,658.10	William J. McGrath
Sales:

ANNEX B — PRINCIPAL AND MANAGEMENT STOCKHOLDERS

The following table sets forth certain information regarding the beneficial ownership of Navigant’s common stock as of March 15, 2012 (unless otherwise indicated) by: (i) each of Navigant’s directors; (ii) each of Navigant’s named executive officers; (iii) all of Navigant’s directors and executive officers as a group; and (iv) each person known to Navigant to be the beneficial owner of more than 5% of the outstanding shares of Navigant’s common stock, based on filings with the SEC.

Except as noted below, the address of each person named below is in care of Navigant’s principal executive office.

	Shared Beneficially Owned (1)
	Number	Percent
Directors and Executive Officers
Thomas A. Gildehaus(2)	86,845	*
Hon. Cynthia A. Glassman	35,262	*
William M. Goodyear(3)	729,153	1.40%
Stephan A. James	49,179	*
Peter B. Pond	74,107	*
Samuel K. Skinner	56,809	*
Governor James R. Thompson	72,309	*
Michael L. Tipsord	58,863	*
Julie M. Howard(4)	301,694	*
Thomas A. Nardi	80,879	*
Monica M. Weed	62,376	*
All directors and executive officers as a group (11 persons)	1,607,477	3.10%

5% Shareholders
Heartland Advisors, Inc. and William J. Nasgovitz, 789 North Water Street, Milwaukee, WI 53202(5)	4,199,575	8.09%
BlackRock, Inc., 40 East 52nd Street, New York, NY 10022(6)	3,950,526	7.61%
Security Investors, LLC, One Security Benefit Place, Topeka, KS 66636-0001(7)	3,918,144	7.55%
Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, IL 60606(8)	3,501,200	6.75%
Robeco Investment Management, Inc., 909 Third Avenue, New York, NY 10022(9)	3,334,181	6.42%
The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355(10)	2,728,317	5.26%
FMR LLC. 82 Devonshire Street. Boston. MA 02109(11)	2,635,800	5.08%

*	Less than 1%

(1)	Includes shares of Navigant’s common stock subject to stock options that arc or become exercisable within 60 days of March 15, 2012 as follows:

Thomas A. Gildehaus	19,222
Hon. Cynthia A. Glassman	8,521
William M. Goodyear	213,610
Stephan A. James	12,204
Peter B. Pond	29,120
Samuel K. Skinner	14,222
Governor James R. Thompson	19,222
Michael L. Tipsord	8,310
Julie M. Howard	142,729
Thomas A. Nardi	17,574
Monica M. Weed	15,237
All directors and executive officers as a group (11 persons)	499.971

(2)	Includes 781 shares held by estate of spouse.
(3)	121.375 shares are pledged by Mr. Goodyear to secure indebtedness.
(4)	16,500 shares are pledged by Ms. Howard to secure indebtedness.
(5)	Based solely on information provided in the Schedule 13G/A filed jointly by Heartland Advisors, Inc. (“Heartland Advisors”) and William J. Nasgovitz, President and control person of Heartland Advisors, with the SEC on February 10, 2012. As of December 31, 2011, Heartland Advisors reported having shared voting power and shared dispositive power with respect to all 4,199,575 of the shares reported on the Schedule 13G/A. The Schedule 13G/A reported that clients of Heartland Advisors, a registered investment adviser, including an investment company registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends and proceeds from the sale of the shares reported in the Schedule 13G/A and that the Heartland Value Plus Fund, a series of the Heartland Group, Inc., a registered investment company, owns 2,850,000 shares of our common stock. The Schedule 13G/A reported that the remaining shares reported in the Schedule 13G/A are owned by various other accounts managed by Heartland Advisors on a discretionary basis, and Heartland Advisors reported, to the best of its knowledge, that none of the other accounts owns more than 5% of our outstanding common stock. Mr. Nasgovitz disclaimed beneficial ownership of any shares reported on the Schedule 13G/A.
(6)

Based solely on the information provided in the Schedule 13G/A filed by BlackRock, Inc. (“BlackRock”) with the SEC on February 10, 2012. As of December 31, 2011, BlackRock reported having sole voting power and sole dispositive power with respect to all 3,950,526 of the shares reported on the Schedule 13G/A. BlackRock reported that the following BlackRock subsidiaries beneficially owned our common stock, but that none of

B-2

those subsidiaries individually beneficially owned 5% or greater of the outstanding shares of our common stock: BlackRock Japan Co. Ltd., BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Canada Limited, BlackRock Asset Management Australia Limited, BlackRock Advisors, LLC. BlackRock Investment Management, LLC, BlackRock Asset Management Ireland Limited and BlackRock International Limited.
(7)	Based solely on information provided in the Schedule 13G/A filed by Security Investors, LLC (“SI”) with the SEC on January 31, 2012. As of December 31, 2011, SI reported having sole voting power and sole dispositive power with respect to all 3,918,144 of the shares reported on the Schedule 13G/A.
(8)	Based solely on information provided in the Schedule 13G/A filed by Columbia Wanger Asset Management, LLC (“Columbia Wanger”) with the SEC on February 10, 2012. As of December 31, 2011, Columbia Wanger reported having sole voting power with respect to 3,126,200 of the shares and sole dispositive power with respect to all 3,501,200 of the shares reported on the Schedule 13G/A. The shares reported on the Schedule 13G/A include shares held by Columbia Acorn Trust, a Massachusetts business trust that is advised by Columbia Wanger.
(9)	Based solely on information provided in the Schedule 13G filed by Robeco Investment Management, Inc. (“Robeco”) with the SEC on February 6, 2012. As of December 31, 2011, Robeco reported having sole voting power with respect to 2,742,706 of the shares, shared voting power with respect to 118,535 of the shares and sole dispositive power with respect to all 3,334,181 of the shares reported on the Schedule 13G. Robeco further reported that, to its knowledge, none of its clients has the right to receive or the power to direct the receipt of dividends or proceeds from the sale of shares which represent more than 5% of our outstanding common stock.
(10)	Based solely on information provided in the Schedule 13G filed by The Vanguard Group, Inc. (“Vanguard”) with the SEC on February 8, 2012. As of December 31, 2011, Vanguard reported having sole voting power and shared dispositive power over 72,337 of the shares and sole dispositive power over 2,655,980 of the shares reported on the Schedule 13G. Vanguard Fidelity-Trust Company, a wholly-owned subsidiary’ of Vanguard, is the beneficial owner of 72,337 of the shares reported on the Schedule 13G as a result of its serving as an investment manager of collective trust accounts and directs the voting of these shares.
(11)	Based solely on information provided in the Schedule 13G filed by FMR LLC (“FMR”) with the SEC on February 14, 2012. As of December 31, 2011, FMR reported having no voting power with respect to any of the shares reported on the Schedule 13G and sole dispositive power with respect to all 2,635,800 of the shares reported on the Schedule 13G. FMR reported that Fidelity Management & Research Company, a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of the 2,635,600 shares reported on the Schedule 13G as a result of acting as an investment adviser to various investment companies and that the interest of one investment company. Fidelity Advisor Small Cap Fund, amounted to all of the 2,635,800 shares reported on the Schedule 13G.

B-3

PRELIMINARY COPY DATED MAY 14, 2012

PLEASE VOTE TODAY!

SEE REVERSE SIDE

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

NAVIGANT CONSULTING, INC.

2012 ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY NCI RESTORE GROWTH COMMITTEE, LLC,

JAMES F. BEEDIE, WILLIAM J. MCGRATH, MARTHA WILKE MURRAY AND STEPHEN J.

DENARI (COLLECTIVELY, THE “PARTICIPANTS”).

The undersigned, revoking all proxies previously given, hereby appoints and constitutes William J. McGrath and Stephen J. Denari, or any of them, as attorneys and proxies, with full power of substitution and resubstitution, to represent the undersigned at the Annual Meeting of Stockholders of Navigant Consulting, Inc. (“Navigant”) to be held on May 22, 2012 at 10:00 a.m. Central time, at The Chicago Club, 81 East Van Buren Street, Chicago, Illinois 60605, and at any adjournments or postponements thereof, to vote all shares of common stock of Navigant held or owned by the undersigned as directed below, and in their discretion upon such other matters which the Participants do not know, a reasonable time before the solicitation, are to be presented at the meeting.

Upon proper execution of this proxy, all shares of common stock of Navigant held or owned by the undersigned will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE WITH RESPECT TO THE ELECTION OF A DIRECTOR OR A PROPOSAL, ALL SUCH SHARES WILL BE VOTED AS FOLLOWS WITH RESPECT TO ANY SUCH DIRECTOR OR PROPOSAL: (I) “FOR” JAMES F. BEEDIE, WILLIAM J. MCGRATH AND MARTHA WILKE MURRAY, (II) “FOR” PROPOSALS 2, 3, AND 4 AND (III) “AGAINST” PROPOSALS 5 AND 6.

YOUR VOTE IS VERY IMPORTANT – PLEASE SUBMIT YOUR PROXY TODAY.

(CONTINUED AND TO BE SIGNED AND DATED ON THE REVERSE SIDE.)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Navigant Consulting, Inc.

Common Stock for the upcoming Annual Meeting of Stockholders.

TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED

☒	Please mark your
vote as in this
example

WE RECOMMEND A VOTE FOR THE ELECTION OF JAMES F. BEEDIE, WILLIAM J. MCGRATH AND MARTHA WILKE MURRAY, FOR PROPOSALS 2, 3 AND 4, AGAINST PROPOSALS 5 AND 6.

PROPOSAL 1— To elect: 1 James F. Beedie, 2 William J. McGrath and 3 Martha Wilke Murray to the Board of Directors.

FOR ALL	WITHHOLD FROM ALL	FOR ALL WITH EXCEPTIONS
☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual Nominee(s) mark the “FOR ALL, WITH
EXCEPTIONS” box and write the number of the excepted nominee(s) in the space below.

PROPOSAL 2— To consider and vote upon a restatement to Navigant’s Certificate of Incorporation to declassify the Board of Directors.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 3—	To consider and vote upon Navigant’s 2012 Long-Term Incentive Plan.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 4—	To consider and vote upon Navigant’s Annual Incentive Plan.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 5—	To approve, on an advisory basis, the Compensation of Navigant’s Named Executive Officers
	☐ FOR	☐ AGAINST	☐ ABSTAIN

PROPOSAL 6— To approve Navigant’s independent registered public accounting firm.
	☐ FOR	☐ AGAINST	☐ ABSTAIN

Dated:                                                                                   , 2012

Signature(s)

Signature (if held jointly)

Title(s), if any

Please sign exactly as your name(s) appear(s) hereon. If shares are issued in the name of two or more persons, all such persons should sign the proxy. A proxy executed by a corporation or other company should be signed in its name by its authorized officers. Executors, administrators, trustees and partners should indicate their positions when signing.